                                  OFFICE LEASE

                                     Between

                               BYN, LLC, Landlord

                                       And

                         Yardville National Bank, Tenant





Premises: Yardville National Bank
          1041 Route 206
          Bordentown Township, New Jersey 08648
          Block 129 Lot 1

Date:     May 1, 2001



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                                TABLE OF CONTENTS

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ARTICLE 1 Premises - Term of Lease and Use........................................................................1

ARTICLE 2 Basic Rent..............................................................................................1

ARTICLE 3 Repair Obligations of Tenant............................................................................1

ARTICLE 4 Compliance with Statutes, Ordinances, Etc...............................................................1

ARTICLE 5 Landlord's Right to Perform Tenant's Covenants..........................................................2

ARTICLE 6 Assignment or Subletting................................................................................2

ARTICLE 7 Alterations or Improvements by Tenant...................................................................2

ARTICLE 8 Damage or Destruction...................................................................................3

ARTICLE 9 Landlord's Right of Entry...............................................................................3

ARTICLE 10 Vacancy or Eviction....................................................................................3

ARTICLE 11 Replacement of Glass and Damage Due to Tenant's Negligence.............................................4

ARTICLE 12 Obstruction Of Premises................................................................................4

ARTICLE 13 Signs..................................................................................................4

ARTICLE 14 Landlord's Non-Liability for Damages...................................................................4

ARTICLE 15 Subordination..........................................................................................5

ARTICLE 16 Security Deposit.......................................................................................5

ARTICLE 17 Impossibility of Insurance Coverage....................................................................6

ARTICLE 18 Tenant's Insurance.....................................................................................6

ARTICLE 19 Conditional Limitations and Default....................................................................7

ARTICLE 20 Abatement of Trade Fixtures...........................................................................10

ARTICLE 21 Strict Performance....................................................................................10

ARTICLE 22 Re-Entry of Landlord..................................................................................11

ARTICLE 23 Condemnation..........................................................................................11

ARTICLE 24 Delay in Performance..................................................................................11

ARTICLE 25 Limitation of Liability...............................................................................11

ARTICLE 26 Delivery of Possession................................................................................12

ARTICLE 27 Real Estate Broker....................................................................................12

ARTICLE 28 Indemnification of Landlord and Tenant................................................................12

ARTICLE 29 Termination of Landlord's Liability...................................................................12

ARTICLE 30 Triple Net - Additional Rent..........................................................................13

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ARTICLE 31 Tenant's Additional Obligation........................................................................14

ARTICLE 32 Tenant's Services.....................................................................................14

ARTICLE 33 Notices...............................................................................................14

ARTICLE 34 Right to Lock Premises on Default.....................................................................15

ARTICLE 35 Proration of Rent.....................................................................................15

ARTICLE 36 Quiet Enjoyment.......................................................................................15

ARTICLE 37 Covenants to Bind Parties.............................................................................15

ARTICLE 38 Notification of Default to Mortgagee..................................................................15

ARTICLE 39 Waiver of Subrogation.................................................................................16

ARTICLE 40 Mechanic's Liens......................................................................................16

ARTICLE 41 Certificates by Tenant and Landlord...................................................................16

ARTICLE 42 Cumulative Remedies - No Waiver - No Oral Change......................................................17

ARTICLE 43 Change of Terms.......................................................................................17

ARTICLE 44 Attornment............................................................................................17

ARTICLE 45 Applicable Law........................................................................................18

ARTICLE 46 Holding Over..........................................................................................18

ARTICLE 47 Memorandum and Recording..............................................................................18

ARTICLE 48 Utility Easements.....................................................................................18

ARTICLE 49 Rules and Regulations.................................................................................19

ARTICLE 50 Building Improvements.................................................................................19

ARTICLE 51 Renewal Option........................................................................................19

ARTICLE 52 Notice Requirement....................................................................................19

ARTICLE 53 Common Areas..........................................................................................20


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                                       ii


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                                    Exhibits
                                    --------

A. Location- Project Description

B. Basic Rent

         THIS AGREEMENT, dated the 9th day of April, 2001, between BYN, L.L.C. as Landlord and Yardville National Bank, as Tenant.

                                   WITNESSETH:

                                   ARTICLE 1
                        Premises - Term of Lease and Use

         The said Landlord has let unto the said Tenant and the said Tenant has hired from said Landlord the following premises: Yardville National Bank,1041 Route 206, Bordentown Township, New Jersey, Block 129, Lot 1 for the term of Ten
(10) years to commence from the issuance of a temporary or permanent Certificate of Occupancy or May 1, 2001 whichever occurs sooner, to be used and occupied only for lawful purposes, more specifically bank branch and office use, only.

                  Upon the conditions and covenants following:

                                   ARTICLE 2
                                   Basic Rent

         For rent specifications see Lease Addendum. The square footage for the building is estimated at 2,200 sq. ft. subject to architectural measurement. Said rent to be paid in equal monthly payments in advance on the 1st day of each and every month during the term aforesaid in the amount of $(see Lease Addendum) per month (year 1), said rent to be paid without benefit of offset or deduction. This is a triple net lease, and Tenant will pay additional rent as set forth in Paragraph 29 and is in addition to the basic rent. The rental Schedule is set forth in Exhibit "B". All rent not received by the 10th of the month will incur a late charge of five (5%) percent.

                                   ARTICLE 3
                          Repair Obligations of Tenant

         That the Tenant shall take good care of the premises and shall at the Tenants own cost and expense make all repairs, that Tenant is required to make under this lease, and at the end or other expiration of the term shall deliver up the demised premises in good order or condition, damages caused by the elements and ordinary wear and tear excepted. Tenant shall provide chair pads under all movable chairs in the demises premises, or otherwise be responsible for all damage to flooring and carpet resulting from the absence of the use of chair pads. Tenant will not overload the electrical wiring serving the leased premises or within the leased premises, and will install at its own expense, but only after obtaining Landlord's approval, any additional electrical wiring which may be required in connection with Tenant's apparatus.

                                   ARTICLE 4
                   Compliance with Statutes, Ordinances, Etc.

         That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances, violations or other grievances, in, upon or connected with said premises during said term, and which are directly related to Tenant's use of the said premises; shall also promptly comply with and execute all rules, orders, and regulations of the Board of Fire Underwriters, or any other similar body, for the prevention of fires, at the Tenant's own cost and expense.

                                   ARTICLE 5
                 Landlord's Right to Perform Tenant's Covenants

         That in case the Tenant shall fail or neglect to comply with the aforesaid statutes, ordinances, rules, orders, regulations and requirements or any of them, or in case the Tenant shall fail or neglect to make any necessary repairs, then if Tenant fails to remediate within thirty (30) days after Landlord's written notice to remediate, the Landlord or the Landlord's Agency may enter said premises and make said repairs and comply with any and all of the said statutes, ordinances, rules, orders, regulations or requirements, at the cost and expense of the Tenant and in case of the Tenant's failure to pay therefore, the said cost and expense shall be added to the next month's rent and be due and payable as such, or the Landlord may deduct the same from the balance of any sum remaining in the Landlord's hands. This provision is in addition to the right of the Landlord to terminate this lease by reason of any default on the part of the Tenant.

                                   ARTICLE 6
                            Assignment or Subletting

         That should the Tenant desire to assign this agreement or underlet said premises, it shall first offer same to Landlord at the rental set forth herein. Should Landlord not accept the assignment or underletting offered or not respond within twenty (20) days of receipt of Tenant's written offer, then Tenant shall be allowed to assign this agreement or underlet the premises provided that the Tenant shall not (a) assign this agreement, or underlet or underlease the premises or any part thereof without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed; provided, however, that notwithstanding such assignment, Tenant shall not thereby be relieved from responsibility hereunder, or (b) permit or suffer the premises or any part thereof to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under penalty of damages and forfeiture. Tenant shall be permitted to assign this lease or sublet the premises without Landlord's consent and without first offering the premises to Landlord if the proposed sublease or assignee is an entity owned by, controlled by, affiliated with, or is the Parent Company of the Tenant.

         In the event that the Tenant enters into an agreement to sell all of its stock of Yardville National Bank, it is permissible under the Lease Agreement.

                                   ARTICLE 7
                      Alterations or Improvements by Tenant

         That except for the planned improvements made in accordance with plans and specifications no alterations, additions or improvements, painting or decorating shall be made in or to the premises without the consent of the Landlord in writing, which consent shall not be unreasonably withheld or delayed, under penalty of damages and forfeiture, and all additions and improvements made by the Tenant shall become the property of the Landlord and shall remain on and be surrendered with the demised premises. Landlord hereby consents to the installation of paint and carpet throughout the premises and of sheetrock or glass on the cubicles contained in the premises. At Landlord's request all such alterations and improvements shall be restored to their original condition at Tenant's expense at the termination of the Lease, provided Landlord notifies Tenant, in writing, prior to the end of the term of its desire to have the premises restored.

                                   ARTICLE 8
                              Damage or Destruction

         In case of damage, by fire or other cause, to the building in which the leased premises are located, without the fault of the Tenant or of Tenant's agent or employees, if the damage is so extensive as to amount practically to the total destruction of the leased premises or of the building, or if the Landlord shall within a reasonable time decide not to rebuild, the lease shall cease and come to an end, and the rent shall be apportioned to the time of the damage. In all other cases where the leased premises are damaged by fire without the fault of the Tenant or of Tenant's agents or employees the Landlord shall repair the damage with reasonable dispatch after notice of damage, and if the damage has rendered the premises untenantable, in whole or in part, there shall be no abatement, diminution or reduction of fixed rent or other charges payable by Tenant under this lease.

                                   ARTICLE 9
                            Landlord's Right of Entry

                  (a) That said Tenant agrees that the said Landlord and Landlord's Agents, and other representatives, shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours upon prior written notice to the Tenant except where an emergency exists and the Landlord is obligated to take immediate action for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof provided such entry shall not unreasonably interfere with Tenant's business.

                  (b) The Tenant also agrees to permit the Landlord or Landlord's Agents to show the premises at all reasonable hours, upon prior written notice to Tenant, to persons wishing to hire or purchase the same; and the Tenant further agrees that during the six months next prior to the expiration of the term, the Landlord or Landlord's Agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "to Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

                                   ARTICLE 10
                               Vacancy or Eviction

         That if the said premises, or any part thereof, shall become vacant during the said term, or should Tenant be evicted by summary proceedings or otherwise, the Landlord or Landlord's representatives may re-enter the same, either by force or otherwise, without being liable to prosecution therefor; and re-let the said premises as the Agent of the said Tenant and receive the rent thereof; applying the same, first to the payment of such expenses as the Landlord may be put to in re-entering and then to the payment of the rent due by these presents; it being understood that the Tenant shall remain liable for any deficiencies.

                                   ARTICLE 11
           Replacement of Glass and Damage Due to Tenant's Negligence

         Tenant shall replace any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Damage and injury to the said premises, caused by the carelessness or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

                                   ARTICLE 12
                             Obstruction Of Premises

         That the Tenant shall neither encumber, nor obstruct the sidewalk in front of, entrance to or hall and stairs of said building, other common areas, parking areas or driveways, nor allow the same to be obstructed or encumbered in any manner without Landlord's written consent.

                                   ARTICLE 13
                                      Signs

         The Tenant shall neither place, nor cause, nor allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises nor any other part of same except in or at such place or places as may be indicated by the said Landlord and consented to by Landlord in writing. Landlord hereby consents to the placement of a sign on the outside door of the premises which sign shall be of the same type as those signs used by other Tenants and in case the Landlord or Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint or to make any other repairs, alterations or improvements in or upon said premises or the building wherein same is situated or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense whenever the said repairs, alterations or improvements shall have been completed. Landlord will provide a Directory of Tenants in an appropriate place on the property which the demised premises are located.

                                   ARTICLE 14
                      Landlord's Non-Liability for Damages

         It is expressly agreed and understood by and between the parties to this agreement, that the Landlord shall not be liable for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building, except as may be caused by the negligence of Landlord or its Agents or Employees. Landlord shall not be liable for any damage or injury resulting or arising from any other cause or happening whatsoever that is not caused by the negligence or other acts or omissions of Landlord or its Agents or Employees.

                                   ARTICLE 15
                                  Subordination

         That this lease shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease irrespective of the date of recording and the Tenant agrees to execute any instrument without cost, which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instruments shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage, and the term hereby granted is expressly limited accordingly. In the event that Landlord procures mortgage loans or recasts the existing mortgage loan on said premises, Tenant agrees to furnish to Landlord on request, copies of its most recent financial statements prepared by the Certified Public Accountant regularly retained by it.

                                   ARTICLE 16
                                Security Deposit

         16.1. The Landlord hereby acknowledges receipt of $ N/A which it is to be placed in an interest bearing account and is to be retained as security for the faithful performance of all of the covenants, conditions and agreements to this lease, but in no event shall Landlord be obliged to apply same on rents or other charges in arrears or damages for the Tenant's failure to perform said covenants, conditions and agreements; the Landlord may so apply the security at its option; and the Landlord's right to the possession of the premises for non-payment of rent or for any other reason shall not in any event be affected by reason of the fact that Landlord holds this security. The said sum if not applied toward the payment of rent in arrears or toward the payment of damages suffered by Landlord by reason of the Tenant's breach of the covenants, conditions and agreements of this lease is to be returned to the tenant when this lease is terminated, according to these terms, and in no event is the said security to be returned until the Tenant has vacated the premises and delivered possession to the Landlord.

         16.2. In the event that the Landlord repossesses itself of said premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions and agreements of this lease, the Landlord may apply the said security on all damages suffered to the date of repossession and may retain the said security to apply on such damages as may be suffered or shall accrue thereafter by reason of the Tenant's default or breach. The Landlord shall keep the said security as a separate fund. The security deposited under this lease shall not be mortgaged, assigned, pledged, or encumbered by Tenant without the written consent of Landlord. In the event of filing by or against Tenant of a petition in bankruptcy or assignment for the benefit of creditors, or upon the insolvency of Tenant, title to the monies paid over to Landlord as security shall vest in the Landlord free and clear of any claims of the Trustees in bankruptcy, assignee for the benefit of creditors or Receiver that may be appointed for the insolvent Tenant.

         16.3. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant upon such transfer and Landlord shall be considered released by the Tenant of all liability for the return of said security, and it is agreed that this shall apply to every transfer or assignment made of the security to the new Landlord.

                                   ARTICLE 17
                       Impossibility of Insurance Coverage

         17.1. It is expressly understood and agreed that if for any reason it shall be impossible to obtain fire insurance and extended coverage on the buildings and improvements on the demised premises in an amount, and in the form, and in fire insurance companies acceptable to the Landlord the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term thereof, on giving to the Tenant three days' notice in writing of Landlord's intention so to do and upon the giving of such notice, this lease and the term thereof shall terminate and come to an end. In the event that Tenant's occupancy causes any increase in premium for the fire and extended coverage insurance rates on the demised premises or the balance of the building in which Tenant's demised premises are located, Tenant shall pay, as additional rent, the additional premium on said fire and extended coverage insurance. Bills for such additional premiums, if any, shall be rendered by Landlord to Tenant at such time as Landlord shall elect, and shall be due and payable by Tenant when rendered; and the amount thereof shall be deemed to be and paid as additional rent.

         17.2. That the Tenant will not nor will the Tenant permit other tenants or other persons to do anything in said premises or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

                                   ARTICLE 18
                               Tenant's Insurance

         At all times after the execution of this lease, Tenant shall take out and keep in force, at its expense:

         18.1. Tenant's Insurance

                  (a) Public liability insurance, including insurance against assumed or contractual liability with respect to the premises, to afford protection to the limit, for each occurrence, of not less than one million dollars ($1,000,000) with respect to personal injury or death, and five hundred thousand dollars ($500,000) with respect to property damages; and

                  (b) All-risk casualty insurance, written at replacement cost value and with replacement cost endorsement, covering all of Tenant's personal property in the premises (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this lease) and all leasehold improvements installed in the premises by Tenant; and

                  (c) If and to the extent required by law, worker's compensation or similar insurance in form and amounts required by law.

         18.2. Tenant's Contractor's Insurance

                  (a) Comprehensive general liability insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection to the limit, of each occurrence, with respect to property damage; and

                  (b) Worker's compensation or similar insurance in form and amounts required by law.

         18.3. Policy Requirements

                  (a) The company or companies writing any insurance which Tenant is required to take out and maintain shall be licensed to do business in New Jersey. Each policy evidencing such insurance shall name Landlord or its designee as additional insured and shall also contain a provision by which the insurer agrees that such policy shall not be cancelled except after thirty (30) days written notice to Landlord or its designee. Each such policy, or a certificate thereof, shall be deposited with Landlord by Tenant promptly upon commencement of Tenant's obligation to procure the same. If Tenant shall fail to perform any of its obligations under this ARTICLE, Landlord may perform the same and the cost of same shall be deemed additional rental and shall be payable by Tenant upon Landlord's demand.

                                   ARTICLE 19
                       Conditional Limitations and Default

         19.1. If at any time during the term of this Lease:

                  (a) If Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement or for the appointment of a receiver of all or a portion of Tenant's property or, such filing shall continue for a period of ten days.

                  (b) Any involuntary petition of the kind referred to in subdivision (a) of this section shall be filed against Tenant and such petition shall not be calcite or withdrawn within ninety (90) days after the date of filing thereof, or

                  (c) Tenant shall be adjudicated a bankrupt by any court, or

                  (d) Tenant shall make an assignment for the benefit of creditors, or

                  (e) A permanent receiver shall be appointed for the property of Tenant by order of a court of competent jurisdiction by reason of the insolvency of Tenant (except where such receiver shall be appointed in an involuntary proceeding, if he shall not be withdrawn within ninety (90) days after the date of his appointment), or

                  (f) The operation of Tenant's business shall be suspended by any authority having jurisdiction thereover or the conduct and operation of Tenant's business shall be taken over by (i) a receiver appointed by order of a court of competent jurisdiction or (ii) an agency or governmental authority having jurisdiction thereover, then Landlord, at Landlord's option may terminate this Lease on ten (10) days' notice to Tenant, and upon such termination, Tenant shall quit and surrender the Leased Premises to Landlord. The word "Tenant" as used in this section shall be deemed to mean the Tenant herein named, or in the event of an assignment of this Lease in accordance with the provisions of
ARTICLE VIII, such word shall be deemed to also mean the ten assignee.

         19.2. If this Lease shall terminate pursuant to the provisions of
Section 19.1:

                  (a) Landlord shall be entitled to receive from Tenant arrears in Basic Annual Rent and Additional Rent and, in addition thereto as liquidated damages, an amount equal to the balance of rentals due under the remaining term of the Lease, the remaining rentals shall be accelerated hereby plus any other damages to which Landlord may be entitled including, but not limited to, reasonable legal fees. Tenant shall receive a credit for any monies including, but not limited to, all rents received by Landlord in mitigation of such default and Landlord shall make best efforts to re-let the premises. All funds received shall first go to pay Landlord's costs and expenses of mitigating the damages, then towards Tenant's credit.

         19.3. (a) If Tenant shall fail to pay any Basic Annual Rent or Additional Rent when due and payable hereunder, and any such default shall continue for a period of ten (10) days after such payment is due; or

                  (b) If Tenant shall be in default in the performance of any of the other terms, covenants, and conditions of this Lease:

                           (i) and such default shall not have been remedied
within ten (10) days after notice by Landlord to Tenant specifying such default and requiring it to be remedied; or

                           (ii) where such default reasonably cannot be remedied
within such period of ten (10) days, if Tenant shall not have commenced the remedying thereof with such period of time and shall not be proceeding with due diligence to remedy it;

         Then Landlord, at its election, may terminate this Lease on ten (10) days' notice to Tenant, and upon such termination Tenant shall quit and surrender the Leased Premises to Landlord.

         19.4. If this Lease shall terminate as provided in Section 19.3, or if Tenant shall be in default in the payment of Basic Annual Rent or Additional Rent when due and payable and such default shall continue for a period of ten
(10) days after such payment is due:

                  (a) Landlord may re-enter and resume possession of the Leased Premises and remove all persons and property therefrom either by summary dispossess proceedings or by a suitable action or proceeding at law or in equity or by peaceable self-help or otherwise, without being liable for any damages therefor; and

                  (b) Landlord may relet the whole or any part of the Leased Premises for a period equal to, greater or less than the remainder of the then term of this Lease at such rental and upon such terms and conditions as Landlord shall deem reasonable to any tenant it may deem suitable and for any use and purpose it may deem appropriate. Landlord shall use its best efforts in re-letting the premises, and, provided Landlord uses such best efforts. Landlord shall not be liable in any respect for failure to relet the Leased Premises or, in the event of such reletting, for failure to collect the rent thereunder and any sums received by Landlord on a reletting in excess of the rent reserved in this Lease shall belong to Landlord.

         19.5. If this Lease shall terminate as provided in this ARTICLE or by summary dispossess proceedings (except as to any termination under Section 35), Landlord shall be entitled to recover from Tenant as damages in addition to arrears in Basic Annual Rent and Additional Rent,

                  (a) (i) amounts equal to all expenses reasonably incurred by Landlord in recovering possession of the Leased Premises and in connection with the reletting of the Leased Premises including, without limitation, reasonable legal fees, the cost of repairing, renovating or remodeling the Leased Premises, and to the condition they were in at the inception of the Lease, reasonable wear and tear excepted;

                           (ii) broker's commissions incurred by Landlord in
reletting the Leased Premises which amounts set forth in this subsection shall be due and payable by Tenant to Landlord at such time or times as they shall have been incurred; and

                  (b) amounts equal to the deficiency between the Basic Annual Rent and Additional Rent which would have become due and payable had this Lease not terminated and the net amount, if any, of rent and Additional Rent collected by Landlord on reletting the Leased Premises. The amounts specified in this subsection shall be due and payable by Tenant on the several days on which such Basis Annual Rent and Additional Rent would have become due and payable had this Lease not terminated. Tenant consents that Landlord shall be entitled to institute separate suits or actions or proceedings and hereby waives the right to enforce or assert the rule against splitting a cause of an action as a defense thereto. Landlord, at its election, which shall be exercised by the service of a notice on Tenant, may collect from Tenant as damages and Tenant shall pay in lieu of the sums becoming due under the provisions of subsection
(b) hereof after the service of such notice, an amount equal to the difference between the Basic Annual Rent and Additional Rent which would become due and payable had this Lease not terminated (from the date of the service of such notice to the end of the term of this Lease which would have been in effect if it had not terminated) and the maximum allowed by statute or rule or law in effect at the time when in governing the proceedings in which such damages are to be proved. Tenant shall be credited with any rental received from a new tenant.

         19.6. The words "re-enter" and "re-entry" as used in this ARTICLE are not restricted to their technical legal meaning.

         19.7. Tenant hereby waives the service of any notice in writing by Landlord of its intention to re-enter except as otherwise provided in this Lease.

         19.8. If this Lease shall terminate as provided in this ARTICLE or by summary proceedings or otherwise, Landlord, in addition to any other rights under this ARTICLE, shall be entitled to recover as damages;

                  (a) the cost of performing any work required to be done by Tenant under this Lease and all damages resulting from Tenant's default in performing such work, and

                  (b) the cost of replacing the Leased Premises in the same condition as that in which Tenant is required to surrender them to Landlord under this lease.

         19.9. At any time (a) within fifteen (15) days prior to the expiration of the term of this Lease or (b) after Landlord shall have served any notice of termination of this Lease, as provided in this Lease, but prior to the date of termination, or (c) after Landlord shall have commenced a summary dispossess proceeding or an appropriate action or proceeding to recover possession of the Leased Premises but prior to the termination of this Lease by reason of the issuance of a warrant in the dispossess proceeding or the entry of a judgment in such other action or proceeding, any or all subleases theretofore executed by Tenant and the rent payable thereunder shall, at the option of Landlord (such option to be exercised by notice to Tenant), be assigned by Tenant to Landlord as of the date of the service of such notice. Such assignment shall be deemed to be and shall be effected as of the date of service of such notice without execution by Tenant of any instrument. However, Tenant, at Landlord's request, shall execute, acknowledge and deliver to Landlord an instrument in recordable form, confirming such assignment and, in the event that Tenant shall fail or refuse to execute, acknowledge or deliver such instrument, Landlord in addition to all other rights and remedies it may have by reason of such failure or refusal, may, as the agent or attorney-in-fact of Tenant, execute, acknowledge and deliver it and Tenant hereby irrevocably nominates, constitutes and appoints Landlord as Tenant's proper and legal attorney-in-fact for such purpose, as coupled with an interest, hereby ratifying all that Landlord may do as such attorney-in-fact of Tenant, and such assignment shall recall that it has made pursuant to this article.

                                   ARTICLE 20
                           Abatement of Trade Fixtures

         If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease or upon abandonment of the premises by Tenant, the Tenant moves out or is dispossessed, Tenant shall not be permitted to remove any trade fixtures or other property from said premises until said default or violation is cured. Should said default or violation not be cured within one month of its occurrence, or upon abandonment of the premises said fixtures shall become the property of Landlord.

                                   ARTICLE 21
                               Strict Performance

         The failure of the Landlord to insist upon strict performance of any of the covenants or conditions of this lease or to exercise any option herein conferred in any one or more instances, shall not be construed as a waiver or relinquishment for the future of any such covenants, conditions or options, but the same shall be and remain in full force and effect.

                                   ARTICLE 22
                              Re-Entry of Landlord

         In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable for all unpaid sums covering the balance of said term and shall pay said amounts promptly.

                                   ARTICLE 23
                                  Condemnation

         In the event that the premises shall be taken for public use by the city, state, federal government, public authority or other corporation having the power of eminent domain, then this lease shall terminate as of the date on which possession thereof shall be taken for such public use, or, at the option of the Tenant, as of the date on which the premises shall become unsuitable for Tenant's regular business by reason of such taking; provided, however, that if only a part of the leased premises shall be so taken, such termination shall be at the option of Tenant only. If such a taking of only a part of the leased premises occurs, and Tenant elects not to terminate the lease, there shall be a proportionate reduction of the Basic Rent and Additional Rent to be paid under this lease from and after the date such possession is taken for public use. Tenant shall have the right to participate, directly or indirectly, in any award for such public taking to the extent that it may have suffered compensable damage as a Tenant on account of such public taking.

                                   ARTICLE 24
                              Delay in Performance

         This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repairs, addition, alterations, or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a national Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

                                   ARTICLE 25
                             Limitation of Liability

         Landlord shall be under no personal liability with respect to any of the provisions of this lease, and if it is in breach or default with respect to his obligations or otherwise, under this lease, Tenant shall look solely to the equity of Landlord in the premises for the satisfaction of Tenant's remedies. It is expressly understood and agreed that Landlord's liability under the terms, covenants, conditions, warranties and obligations of this lease shall in no event exceed the loss of its equity in the premises.

                                   ARTICLE 26
                             Delivery of Possession

         DELETED

                                   ARTICLE 27
                               Real Estate Broker

         Tenant represents that it has not contacted or dealt with any real estate broker, agent or salesman regarding the within lease other than NOT APPLICABLE and that should any other broker, agent or salesman make claim to a commission in connection with this transaction, Tenant shall save and hold harmless Landlord from any such claim and shall, at Tenant's cost and expense defend against any such claims.

                                   ARTICLE 28
                     Indemnification of Landlord and Tenant

         Landlord and Tenant agree to protect, defend, indemnify and save harmless each other against and from any and all claims arising from any breach or default on the part of either party in the performance of any covenant or agreement on their part to be performed, pursuant to the terms of this lease, or arising from any act of negligence of either party, or any of its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person (other than through the fault of the other party or its agents) occurring during the term of this lease in or about the demised premises or upon or under the sidewalks and the land adjacent thereto, and from and against all costs, expenses and liabilities incurred in or about any such claim or act or proceeding brought thereon, but only to the extent the losses or liabilities are not covered by insurance; and in case any action or proceeding be brought against either party by reason of any such claim, the responsible party upon notice from the responsible party covenants to resist or defend such action or proceeding by counsel reasonably satisfactory at the responsible party's sole cost and expense.

                                   ARTICLE 29
                       Termination of Landlord's Liability

         If after Landlord delivers possession of the demised premises to Tenant, the Landlord conveys the demised premises during the term hereof, the Landlord shall not thereafter be liable for the covenants and agreements to be observed and performed by the Landlord hereunder, provided that the grantee of Landlord has assumed and become liable for the observance and performance of said covenants and agreements. Nothing herein contained, however, shall relieve Landlord of any liability which may have been incurred or which may have accrued prior to any such conveyance.

                                   ARTICLE 30
                          Triple Net - Additional Rent

         Tenant shall pay, as additional rent, its "proportionate share", as hereinafter defined, of "triple nets" over the "basic rent", as hereinafter defined; due and payable with respect to the building in which the demised premises are located (hereinafter called "Office Building") and the land underlying said Office Building.

         Landlord's "operating costs" shall be those of operating and maintaining the Office Building in a manner deemed by Landlord reasonable and appropriate and for the best interests of the tenants in the Office Building, including without limitation, the following:

         30.1. Real estate taxes or any other tax imposed in lieu of real estate taxes assessed on the Office Building and the land underlying same.

         30.2. All costs and expenses directly related to the Office Building of managing, operating, repairing, lighting, cleaning, insurance, removing snow, ice and debris, policing and regulating traffic in the area immediately adjacent to the Office Building Project and depreciation of machinery and equipment used for such operation.

         30.3. All costs and expense of replacing paving, curbs, walkways, landscaping (including replanting and replacing flowers and other planting), drainage and lighting facilities in the Office Building Project and area immediately adjacent thereto.

         30.4. Electricity used in lighting common areas of the Office Building Project, water including water used in fire prevention equipment and sewer.

         30.5. Maintenance, replacement, repair of mechanical and electrical equipment including heating, ventilating and air-conditioning equipment in the Office Building Project.

         30.6. Maintenance of common areas of the Office Building Project.

         30.7. Painting, decoration and carpeting of all common areas in the Office Building Project.

         30.8. All other expenses which would be considered as an expense of maintaining, operating or repairing the Office Building under sound accounting principals.

         30.9. Tenant's proportionate share of operating costs for any fiscal year of Landlord shall be determined as follows: the amount shall be multiplied by a fraction, the numerator of which is the total number of square feet of the leased premises and the denominator of which is the total number of square feet of the leased premises plus Tenant's pro rata share of common areas, and the denominator of which is the total number of square feet of the office building and the result shall the percentage of all operating costs payable by Tenant including electrical and utilities. The Landlord shall bill Tenant for 100% of the real estate taxes, operating costs, insurance and maintenance as well as the electrical and utilities and Tenant shall pay the same to Landlord as part of its monthly rent which shall be billed separately.

         30.10. Irrespective of the language contained in ARTICLE 30, the Tenant shall assume the total obligation in connection with the maintenance of the building including the replacement of any and all equipment in connection with the operation of the building. In the event any equipment is required to be replaced including the HVAC, electrical, plumbing, roof, windows, the total obligation shall be that of the Tenant.

         30.11. Tenant shall have the right to audit the operating cost of the Landlord on a yearly basis to determine if they are reasonable and customary.

                                   ARTICLE 31
                         Tenant's Additional Obligation

         Tenant shall as an incident to the within demise at Tenant's cost and expense. furnish, supply and maintain the following: (a) Water, (b) Sewer, (c) Exterior Building and Common Area Maintenance, (d) Painting and cleaning, stripping, sealing, repairing, replacing and remarking paved and unpaved surfaces, curbs, sidewalks and parking areas and bumpers, (e) sign lighting, maintenance and repair, (f) trash removal, (g) Maintenance, repair and replacement costs of the retention ponds located on the project property,
(h)maintenance, repair and replacement of all utilities; pipes, conduit, lines etc. on the project property, (i) public liability insurance, (j) all risk insurance (fire and other hazards) including rental abatement insurance in the amount of one (1) year's minimum rental for the office project, (k) maintenance of HVAC equipment.

                                   ARTICLE 32
                                Tenant's Services

         Tenant agrees to provide and pay for electric and gas utilities; and maintain temperature at levels to prevent freezing or boiling of any parts of the demised premises. Tenant will pay for and utilize a janitorial service for interior maintenance and removal of trash to Landlord's designated receptacles. Tenant shall provide on a regular basis all interior maintenance and decorating.

                                   ARTICLE 33
                                     Notices

         The receipt by Landlord of a written notice and/or demand and/or request sent by Registered or Certified Mail in a sealed, postpaid envelope, addressed to the Landlord, BYN, L.L.C. at c/o Hofing Management, 928 West State Street, Trenton, New Jersey 08618, and the receipt by Tenant of a written notice and/or demand and/or request sent by Registered or Certified Mail in a sealed, post paid envelope, addressed to Tenant at Yardville National Bank, Attn: Mr. Frank Durand, Box 8487, Trenton, New Jersey 08650 and a written notice and/or demand and/or request sent by Registered or Certified Mail in a sealed, post paid envelope, addressed to Daniel J. O'Donnell, Esquire, Destribates Campbell, DeSantis, Mages & O'Donnell, 247 White Horse Avenue, Trenton, New Jersey 08610 shall be sufficient notice and/or demand and/or request in any case arising under this lease. The return receipt shall be conclusive evidence of the receipt by Landlord or Tenant, as the case may be, of such notice demand or request

         The above addresses may be changed at any time hereafter by giving notice in the manner provided.

                                   ARTICLE 34
                        Right to Lock Premises on Default

         In the event that the relation of Landlord and Tenant shall cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the eviction or ejectment of Tenant on summary proceedings, or otherwise, or after abandonment of the premises by Tenant, Landlord, in addition to his other rights hereunder shall have the right to lock said premises and at Landlord's option may keep same locked until said default is cured and Landlord shall have the right to sell all fixtures, goods and materials of Tenant at said premises and apply the proceeds thereof against unpaid rent. No action under this paragraph shall be deemed to waive Landlord's rights as set forth in other paragraphs of this lease.

                                   ARTICLE 35
                                Proration of Rent

         In the event that this lease commences on other than the first day of a month, Tenant shall, together with the second month's rent pay to the Landlord the prorated rent for the portion of the month, if any, preceding the first full calendar month of the term of this lease.

                                   ARTICLE 36
                                 Quiet Enjoyment

         And the said Landlord both covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

                                   ARTICLE 37
                            Covenants to Bind Parties

         And it is further understood and agreed, that the covenants and agreements herein contained are binding on the parties hereto and upon their respective successors, heirs, executors, administrators and assigns.

         It is further expressly agreed that the words used in the singular shall include words in the plural where the text of this instrument so requires.

                                   ARTICLE 38
                      Notification of Default to Mortgagee

         In the event of a default by the Lessor hereunder, the Mortgagee will be notified in writing, and it is understood that the Mortgagee will have the right to cure said default within thirty (30) days of notification by the Lessee.

                                   ARTICLE 39
                              Waiver of Subrogation

         Landlord and Tenant hereby releases the other from any and all liability or responsibility (to the other or anyone claiming through or under them by the way of subrogation or otherwise) under fire and extended coverage or supplementary contract casualties, if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that, except as otherwise provided in this lease, this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Each of Landlord and Tenant agrees that its policies will include such a clause or endorsement so long as the same shall be obtainable without extra cost, or if such cost shall be charged therefore, so long as the other party pays such extra cost, if extra cost shall be chargeable therefore, each party shall notify the other party therefore and of the amount of the extra cost, and the other party shall be obligated to pay the extra cost unless, within ten (10) days after such notice, it elects not to be obligated so to do by written notice to the original party. If such clause or endorsement is not available, or if either party should not desire the coverage at extra cost to it, then the provisions of this ARTICLE shall not apply to the policy or policies in question.

                                   ARTICLE 40
                                Mechanic's Liens

         Tenant shall not suffer or permit any mechanic's liens to be filed against the fee of the demised premises, nor against the Tenant's leasehold interest therein by reason of work, labor services or materials supplied or claimed or have been supplied to Tenant or anyone holding the demised premises or any part thereof through or under Tenant and Tenant agrees to indemnify Landlord against such liens. If any such mechanic's lien shall at any time be filed against the demised premises, Tenant shall with 15 days after notice of the filing thereof, cause the same to be discharged of record; provided, however, that the Tenant shall have the right to contest the amount or validity, in whole or in part, of any such lien by appropriate proceedings but in such event, Tenant shall notify Landlord in writing and if requested by Landlord shall promptly bond such lien with a responsible surety company. Tenant shall prosecute such proceedings with all due diligence and dispatch.

         Nothing herein contained shall be construed as a consent on the part of Landlord to subject the estate of the Landlord to liability under the Mechanic's Lien Law of the State of New Jersey, it being expressly understood that the Landlord's estate shall not be subject to such liability.

                                   ARTICLE 41
                       Certificates by Tenant and Landlord

         Tenant agrees at any time and from time to time upon not less than 15 days' notice by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying (1) that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modification, (2) whether or not there are then existing any offsets or defenses against the enforcement of any of the terms, covenants or conditions hereof upon the part of Tenant to be performed (and is so specifying the same), and (3) the dates to which the basic rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or mortgagee of the fee of the demised premises or any assignee of any such mortgagee.

                                   ARTICLE 42
                Cumulative Remedies - No Waiver - No Oral Change

         The specific remedies to which Landlord or Tenant may resort under the terms of this lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which they may be lawfully entitled in case any breach or threatened breach by either of them of any provision of this lease. The failure of Landlord to insist in any one or more cases upon the strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option. A receipt by Landlord of basic rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver, change, modification or discharge by either party hereto of any provision in this lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by both Landlord and Tenant. In addition to the other remedies in this lease provided, Landlord and Tenant shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation of any of the covenants, conditions or provisions of this lease, or to a decree compelling performance of any of such covenants, conditions or provisions.

                                   ARTICLE 43
                                 Change of Terms

         In the event that a prospective mortgagee of the demised premises shall request a change in the language or terms of the lease, or the execution of any paper in connection therewith, the Tenant shall agree to such change provided the same shall not materially and adversely affect rights of the Tenant under this lease or increase Tenant's cost for Basic Rent or Additional Rent.

                                   ARTICLE 44
                                   Attornment

         Tenant shall, if requested by a first mortgagee of the premises at any time, or in the event of any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by the Landlord covering the demised premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this lease.

                                   ARTICLE 45
                                 Applicable Law

         This Lease shall be governed by and construed under the laws of the State of New Jersey.

                                   ARTICLE 46
                                  Holding Over

         In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, or having exercised its option to renew in accordance with ARTICLE 51, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of its term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and rent shall be due pursuant to statute for such case made and provided that the holdover rent shall not be less than 120% of the last month's rent covered under the base and or option term of the lease. Landlord shall give Tenant six (6) months notice, in writing of its intention to charge Tenant hold over rent on the premises. Should Tenant fail to give Landlord acknowledgment of Tenant's lease termination, within sixty (60) days of receipt of said notice, Tenant shall be liable to Landlord for an additional month's rental or proportionate part thereof for every month or proportionate part thereof that Tenant fails to give the aforesaid notice, at one hundred twenty (120%) percent of it's last month's rent.

                                   ARTICLE 47
                            Memorandum and Recording

         This lease shall not be recorded under penalty of damages and forfeiture. At the request of either party, the other party shall execute a memorandum of lease setting forth a description of the demised premises and the term.

                                   ARTICLE 48
                                Utility Easements

         Unless such easements reduce Tenant's useable space, Landlord shall have the right to grant easements and/or utilize areas of the demised premises for the installation of utilities, provided, however, that the use of said easement areas for said purposes does not substantially interfere with the operation of Tenant's business. Tenant shall not be entitled to any compensation or abatement of rent in regard thereto.

         If the leased property consists of one or more floors, or portions thereof, of a building, and at the time of the making of this lease there are upon any such floors, or portions thereof, hallways, passageways, stairways, elevators, or other means of access, although within the leased property, shall be reserved for the use of the Landlord and all tenants in the building and shall not be considered a portion of the leased property.

                                   ARTICLE 49
                              Rules and Regulations

         DELETED

                                   ARTICLE 50
                              Building Improvements

                             See Attached Exhibit C

                                   ARTICLE 51
                                 Renewal Option

         The Tenant shall have the right to renew this Lease Agreement for an additional (see Lease Addendum) beyond the initial (see Lease Addendum) term. The option shall commence provided the following conditions have been complied with:

         51.1. The Tenant is not then in default with all terms and conditions of this Lease Agreement; and

         51.2. The Tenant shall notify the Landlord in writing not later then six months prior to the expiration of the initial Lease Agreement of its desire to renew, and agrees to sign a new lease upon the same terms and conditions as contained in the original Lease Agreement, except as to the duration dates and the exclusion of any further option to renew.

                                   ARTICLE 52
                               Notice Requirement

         52.1. Sending of Notices

         Any notice, request, demand, approval or consent given, or required to be given, under this lease shall be in writing and shall be deemed to have been given on the (3rd) day following the day on which the same shall have been mailed by United States registered or certified mail, return receipt requested, with all postal charges prepaid, or if hand delivered shall be deemed given upon delivery. All notices shall be addressed, if intended for Landlord, BYN, L.L.C. to c/o Hofing Management. 928 West State St., Trenton, New Jersey 08618 or, if intended for the Tenant, to Yardville National Bank. P.O. Box 8487, Trenton, New Jersey. Either party may, at any time, change its address for the above purposes by sending a notice to the other party stating the change of and setting forth the new address.

         52.2. Notice to Mortgagees

         If any mortgagee shall notify Tenant that it is the holder of a mortgage affecting the premises, no notice, request or demand thereafter sent by Tenant to Landlord shall be effective unless and until a copy of the same shall also be sent to such mortgagee at such address as such mortgagee shall designate.

                                   ARTICLE 53
                                  Common Areas

         53.1. Management and Operation of Common Areas

         Tenant will operate and maintain or will cause to be operated and maintained the common areas including all parking areas in a manner deemed by Landlord to be reasonable and appropriate and in the best interest of the building. Landlord shall have the right (i) to establish, modify and enforce reasonable rules and regulations with respect to the common areas; (ii) to enter into, modify and terminate easement and other agreements pertaining to the use and maintenance of the parking areas and common areas; (iii) to close temporarily any or all portions of the common areas; (iv) to discourage non-customer parking; and (v) to do and perform such other acts in and to said areas and improvements as, in the exercise of good business judgment, Landlord shall determine to be advisable. Landlord agrees that it shall use its best efforts to make available to Tenant's employees convenient parking facilities in reasonable proximity to the premises.

                     [THIS SECTION INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals or caused these presents to be signed and sealed by their proper corporate offices the day and year first above written.

Witness/Attest:                      Landlord: BYN, L.L.C., a NJ Corporation


  /s/ Daniel J. O'Donnell            By: /s/ Sidney L. Hofing
------------------------------          ----------------------------------------
                                             Sidney L. Hofing
                                             Managing Member

Witness/Attest:                      Tenant: Yardville National Bank, a NJ
                                             National Bank


  /s/ Daniel J. O'Donnell            By: /s/ Patrick M. Ryan
------------------------------          ----------------------------------------
                                             Patrick M. Ryan
                                             President-CEO

                                 ACKNOWLEDGMENT
                                 --------------

State of New Jersey                         )
                                            )        SS:
County of Mercer                            )

         Be It Remembered, that on this 9th day of April, 2001, before me, the subscriber, personally appeared SIDNEY L. HOFING, who I am satisfied, is the person named in and who executed the within instrument, and thereupon he acknowledged that he signed, sealed and delivered the same as his act and deed, for the uses and purposes therein expressed.

                                            /s/ Daniel J. O'Donnell
                                            ------------------------------------

My Commission Expires:

State of New Jersey                         )
                                            )        SS:
County of Mercer                            )

         Be It Remembered, that on this 9th day of April, 2001 , before me the subscriber, personally appeared PATRICK M. RYAN, who I ant satisfied, is the person named in and who executed the within instrument, and thereupon he acknowledged that he signed, sealed and delivered the same as his act and deed, for the uses and purposes therein expressed.

                                            /s/ Daniel J. O'Donnell
                                            ------------------------------------


My Commission Expires:

                                 Lease Addendum
                                 --------------

         This Lease Addendum shall supplement the Lease Agreement between BYN, L.L.C. and the Yardville National Bank dated May 1, 2001 for the premises located at 1041 Route 206, Bordentown Township, New Jersey. In the event of a conflict between this Addendum and the Lease Agreement, the Addendum shall prevail.

         1. The initial base year rental shall be $64,000.

         2. The Landlord shall be obligated to pay to the Tenant as of closing on April 6, the following sums:

            a)     Property Acquisition                  $421,000

            b)     Exterior Costs                         110,325

            c)     Soft Costs                              10,000
                                                         --------

                   Total Purchase Price                  $541,325

         3. The initial base year rental shall be $64,000 due and payable on May 1, 2001. Total monthly rental shall be $5,333.33.

         4. The initial base rental shall increase every five (5) years by 12%.

         5. The Lease Agreement shall be for a length often (10) years with three (3) five-year options.

         Years 1 - 10 Initial lease term

         Years 11 - 15 First option period

         Years 16 - 20 Second option period

         Years 21 - 25 Third option period

         IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals or caused these present to be signed and sealed by their proper corporate offices this 9th day of April, 2001.

Witness/Attest:                      Landlord: BYN, L.L.C., a NJ Corporation


  /s/ Daniel J. O'Donnell            By: /s/ Sidney L. Hofing
------------------------------          ----------------------------------------
                                             Sidney L. Hofing
                                             Managing Member

Witness/Attest:                      Tenant: Yardville National Bank, a NJ
                                             National Bank

                                     By:
  /s/ Daniel J. O'Donnell                /s/ Patrick M. Ryan
------------------------------          ----------------------------------------
                                             Patrick M. Ryan
                                             President-CEO

                              SECOND LEASE ADDENDUM
                              ---------------------

Landlord:          BYN, LLC

Tenant:  Yardville National Bank

Date of Lease:     April 9, 2001

Property:          1041 Route 206, Bordentown Township, NJ

This Second Lease Addendum shall supplement the Lease Agreement and First Lease Addendum between BYN, LLC and Yardville National Bank Dated April 9, 2001 for the property located at 1041 Route 206, Bordentown Township, New Jersey. In the event of a conflict between this Second Lease Addendum and the Lease Agreement or First Lease Addendum, the Second Lease Addendum shall prevail.

         1. ARTICLE 29 of the Lease Agreement should be deleted in its entirety and replaced with the following:

                                   ARTICLE 54
                                 Additional Rent

         Tenant shall pay, as additional rent, the following:

      1. Real estate or any other tax imposed in lieu of real estate taxes assessed on the Office Building and the land underlying same.

      2. All risk insurance (fire and other hazard) including rental abatement insurance in the amount of one (1) year's minimal rental for the office project.

         2. ARTICLE 30 should be modified to delete the language in subparagraph
0) and replace said language with the following: "removal of all snow, ice and debris."

Agreed and accepted this 14 day of May,2001.

Attest/Witness:                            BYN, LLC


  /s/ Daniel J. O'Donnell                  By: /s/ Sidney L. Hofing
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                                                 Sidney L. Hofing
                                                 Managing Member

Attest/Witness:                                Tenant: Yardville National Bank

  /s/ Daniel J. O'Donnell                  By: /s/ Patrick M. Ryan
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                                               Patrick M. Ryan
                                               President-CEO